                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Offering Investors the opportunity for high current income, liquidity and security of principal

SCUDDER U.S. GOVERNMENT
SECURITIES FUND

  "We expect mortgage-backed bonds to outperform U.S. Treasuries over the course of the next year."

                                                            [SCUDDER FUNDS LOGO]

CONTENTS


ECONOMIC OVERVIEW                                                              3


PERFORMANCE UPDATE                                                             7


TERMS TO KNOW                                                                  8


PORTFOLIO STATISTICS                                                           9


PORTFOLIO OF INVESTMENTS                                                      10


FINANCIAL STATEMENTS                                                          12


FINANCIAL HIGHLIGHTS                                                          15


NOTES TO FINANCIAL STATEMENTS                                                 17


AT A GLANCE

 SCUDDER U.S. GOVERNMENT SECURITIES
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  SCUDDER U.S. GOVERNMENT     SCUDDER U.S. GOVERNMENT        LIPPER GNMA BOND
SCUDDER U.S. GOVERNMENT SECURITIES FUND CLASS A   SECURITIES FUND CLASS B     SECURITIES FUND CLASS C     FUNDS CATEGORY AVERAGE*
-----------------------------------------------   -----------------------     -----------------------     -----------------------
5.78                                                       5.35                        4.88                        5.46

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER U.S. GOVERNMENT
    SECURITIES FUND CLASS A         $8.55     $8.34
 .........................................................
    SCUDDER U.S. GOVERNMENT
    SECURITIES FUND CLASS B         $8.54     $8.33
 .........................................................
    SCUDDER U.S. GOVERNMENT
    SECURITIES FUND CLASS C         $8.56     $8.35
 .........................................................

 SCUDDER U.S. GOVERNMENT SECURITIES
 FUND RANKINGS AS OF 4/30/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY

                             CLASS A                CLASS B                CLASS C
 .............................................................................................
    1-YEAR               #27 of 55 funds        #45 of 55 funds        #44 of 55 funds
 .............................................................................................
    5-YEAR               #18 of 38 funds        #35 of 38 funds        #33 of 38 funds
 .............................................................................................
    10-YEAR              #14 of 22 funds              n/a                    n/a
 .............................................................................................
    15-YEAR               #9 of 15 funds              n/a                    n/a
 .............................................................................................
    20-YEAR               #3 of 4 funds               n/a                    n/a
 .............................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 2001.

                           CLASS A  CLASS B  CLASS C
 ........................................................
    SIX-MONTHS INCOME:     $ 0.267  $0.2314  $0.2346
 ........................................................
    APRIL DIVIDEND:        $0.0445  $0.0386  $0.0392
 ........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+      6.25%    5.42%    5.50%
 ........................................................
    SEC YIELD:+              5.65%    5.06%    5.16%
 ........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED SCUDDER U.S.
                           GOVERNMENT SECURITIES FUND IN THE INTERMEDIATE
                           GOVERNMENT CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF SCUDDER U.S. GOVERNMENT SECURITIES FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.


[DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR SCUDDER U.S. GOVERNMENT SECURITIES FUND. HE JOINED ZURICH SCUDDER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


SCUDDER U.S. GOVERNMENT SECURITIES FUND POSTED SOLID GAINS OVER THE FIRST SIX MONTHS OF ITS FISCAL YEAR 2001, AS THE FEDERAL RESERVE SLASHED SHORT-TERM INTEREST RATES TO HELP REVERSE THE ECONOMIC SLOWDOWN THAT HAS RECENTLY PLAGUED THE U.S. STOCK MARKET. MORTGAGE BONDS GENERALLY OUTPERFORMED U.S. TREASURY BONDS WITH SIMILAR MATURITIES OVER THE LAST SIX MONTHS. BELOW, THE FUND'S PORTFOLIO MANAGERS DISCUSS SCUDDER U.S. GOVERNMENT SECURITIES FUND'S POSITIONING AND OUTLOOK FOR THE MONTHS TO COME.

Q HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF FISCAL YEAR 2001?
A Government bonds turned in admirable results in the fiscal year, while the stock market continued to weaken. Slowing economic growth led the Federal Reserve to cut short-term interest rates by 50 basis points on five separate occasions for a total reduction of 250 basis points in the first five months of 2001. These reductions brought the federal funds rate to 4.00 percent. The one-year Treasury bill's yield fell to 3.92 percent, and the 30-year Treasury bond's yield remained relatively unchanged. As a result, the spread in yield between these instruments also widened to 187 basis points as of April 30, 2001. In contrast, six months ago, on October 2, 2000, the yield curve was inverted, with the 30-year Treasury yielding less than the one-year Treasury bill.

  Going forward, the market expects the Fed to reduce rates even further. Mortgage interest rates for consumers have dropped precipitously over the last six months. Inflation concerns have dampened as the economy has slowed and fears of a recession have grown. Oil prices, however, remain high.

Q HOW WAS SCUDDER U.S. GOVERNMENT SECURITIES FUND POSITIONED BETWEEN OCTOBER 2000 AND APRIL 2001?

A Solid duration management, a well-executed agency paper purchase and a curve-steepening measure all worked in the fund's favor, contributing to its solid results. The fund posted a 5.78 percent gain (Class A shares unadjusted for sales charges) in the first six months of the fiscal year. The unmanaged Lehman Brothers GNMA Index also rose 5.78 percent for the period, while the average GNMA fund as measured by Lipper, Inc. lodged a 5.46 percent gain over the same time period. The unmanaged Salomon Broad Investment Grade Bond Index for 30-year GNMAs increased 5.79 percent over the last six months through April 30.

Q  HOW DID THE PORTFOLIO BEHAVE IN A FALLING-INTEREST-RATE ENVIRONMENT?

A Over the last six months, this portfolio has experienced significant gains, as worries about the slowing economy heightened and investors rushed to the security of bonds and fixed-income mutual

PERFORMANCE UPDATE


funds. During this time, we have seen a good deal of mortgage prepayment activity as rates have dropped. However, we have been careful to manage prepayment risks by analyzing refinancing possibilities. We are careful to balance the fund's exposure between seasoned, older mortgages, which typically have more predictable prepayment characteristics, and more recently issued mortgages, which are more apt to incur prepayments.

Q IS THERE A WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN AFFECT THE TOTAL RETURN FROM MORTGAGE-RELATED INVESTMENTS?

A A 100-basis-point decrease in interest rates is typically believed to translate into a price increase of slightly more than 1 percent for a bond or a fixed-income fund that has a duration of one year. Bond prices and net asset values of fixed-income funds are also affected by other factors such as credit risk and, for mortgage securities, prepayment risks. The fund's results since September were in line with market conditions. Yields on five-year Treasuries, which are typically used to gauge pricing on consumer mortgages, fell nearly 92 basis points between October 30, 2000, and April 30, 2001. Moreover, mortgage rates for conventional 30-year, fixed-rate loans also dropped drastically in that period.

Q WHAT IS THE OUTLOOK FOR BONDS AND FOR SCUDDER U.S. GOVERNMENT SECURITIES FUND IN THE MONTHS AHEAD?

A We expect mortgage-backed bonds to outperform U.S. Treasuries over the course of the next year. Going forward, we believe the Federal Reserve Board's short-term interest-rate cuts coupled with President Bush's proposed tax-cut plan will stimulate the economy and lead to higher economic growth. It is possible that a recession will be avoided. The potential for an economic turnaround means interest rates on bonds with two-year maturities and longer will likely move higher over the course of the year. In our view, mortgage rates therefore will likely not decline any further and will begin to edge up.

TERMS TO KNOW

BASIS POINT The movement in interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 6.00 percent is 100 basis points.

DURATION A measure of interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

YIELD CURVE A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates.

YIELD SPREAD The difference in yield between two types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity, as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                        ON 4/30/01           ON 10/31/00
-------------------------------------------------------------------------------
    MORTGAGE-BACKED GNMA SECURITIES         88%                   91%
 ...............................................................................
    U.S. TREASURIES                          3                     6
 ...............................................................................
    OTHER                                    2                     1
 ...............................................................................
    CASH AND EQUIVALENTS                     7                     2
-------------------------------------------------------------------------------
                                           100%                  100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                         ON 4/30/01           ON 10/31/00
--------------------------------------------------------------------------------
    1-5 YEARS                               44.3%                 7.9%
 ................................................................................
    6-10 YEARS                              52.9                 86.5
 ................................................................................
    11-20 YEARS                              2.8                  5.6
--------------------------------------------------------------------------------
                                             100%                 100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                         ON 4/30/01           ON 10/31/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                     5.5 years             8.3 years
 ................................................................................
    AVERAGE DURATION                     3.4 years             3.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--6.8%                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Chase Securities, Inc., 4.65%, to be
                                         repurchased at $180,023,250 on
                                         05/01/2001*                                 $180,000,000     $  180,000,000
                                       State Street Bank and Trust Company,
                                         4.52%, to be repurchased at $7,826,983
                                         on 05/01/2001*                                 7,826,000          7,826,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $187,826,000)                                               187,826,000
                                       ---------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--3.0%
------------------------------------------------------------------------------------------------------------------------
                                       U.S. Treasury Bond, 6.125%, 11/15/2027**         8,800,000          9,036,456
                                       U.S. Treasury Bond, 12.500%, 08/15/2014**       50,600,000         74,382,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost $86,886,367)                                                 83,418,456
                                       ---------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION***--87.9%
------------------------------------------------------------------------------------------------------------------------
                                       Government National Mortgage Association
                                         Agreement, Pass-thru 6.00% with various
                                         maturities to 05/01/2031 (b)                 189,592,982        184,282,885
                                       Government National Mortgage Association
                                         Pass-thru, 6.50%, 05/01/2031 (b)             585,753,412        582,592,334
                                       Government National Mortgage Association
                                         Pass-thru 7.00% with various maturities
                                         to 05/01/2031 (b)                            626,309,405        634,440,893
                                       Government National Mortgage Association
                                         Pass-thru 7.50% with various maturities
                                         to 05/01/2031 (b)                            532,932,539        546,687,935
                                       Government National Mortgage Association
                                         Pass-thru 8.00% with various maturities
                                         to 05/01/2031 (b)                            260,253,058        269,637,645
                                       Government National Mortgage Association
                                         Pass-thru 8.50% with various maturities
                                         to 03/15/2031 (b)                            140,075,281        146,204,957
                                       Government National Mortgage Association
                                         Pass-thru 9.00% with various maturities
                                         to 07/15/2030                                 22,600,675         23,825,588
                                       Government National Mortgage Association
                                         Pass-thru 9.50% with various maturities
                                         to 05/15/2027                                 16,546,173         17,860,096
                                       Government National Mortgage Association
                                         Pass-thru 10.00% with various maturities
                                         to 08/15/2022                                 15,481,034         16,990,470
                                       Government National Mortgage Association
                                         Pass-thru 10.50% with various maturities
                                         to 12/15/2021                                  6,448,513          7,175,903
                                       ---------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                       (Cost $2,386,267,801)                                           2,429,698,706
                                       ---------------------------------------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION***--0.6%
------------------------------------------------------------------------------------------------------------------------
                                       Federal Home Loan Mortgage Corp. 6.50%,
                                         05/01/2029                                       181,853            180,554
                                       Federal Home Loan Mortgage Corp. 7.00%,
                                         with various maturities to 11/01/2030            976,717            986,094
                                       Federal Home Loan Mortgage Corp. 7.50%,
                                         03/01/2030                                     1,314,964          1,343,552

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Federal Home Loan Mortgage Corp. 8.50%,
                                         07/01/2030                                  $    136,423     $      143,122
                                       Federal Home Loan Mortgage Corp. 9.50%,
                                         10/01/2020                                    12,431,209         13,224,320
                                       ---------------------------------------------------------------------------------
                                       TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                                       (Cost $15,947,963)                                                 15,877,642
                                       ---------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION***--1.7%
------------------------------------------------------------------------------------------------------------------------
                                       Federal National Mortgage Association,
                                         Principal only Certificate, 05/01/2017            20,242             17,338
                                       Federal National Mortgage Association,
                                         5.25%, 01/15/2009                             46,000,000         44,282,360
                                       Federal National Mortgage Association,
                                         5.50%, 12/01/2028                                630,850            590,273
                                       Federal National Mortgage Association,
                                         6.50%, 09/01/2029                                259,694            257,076
                                       Federal National Mortgage Association,
                                         7.00%, 04/01/2015                                106,244            108,537
                                       Federal National Mortgage Association
                                         7.50% with various maturities to
                                         09/01/2030                                       841,252            858,750
                                       Federal National Mortgage Association
                                         8.00% with various maturities to
                                         09/01/2024                                     2,083,316          2,153,418
                                       Federal National Mortgage Association
                                         8.50% 08/01/2030                                  47,030             49,238
                                       Federal National Mortgage Association
                                         9.00% 05/01/2030                                  20,890             21,883
                                       ---------------------------------------------------------------------------------
                                       TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                       (Cost $48,811,330)                                                 48,338,873
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $2,725,739,461) (a)                                      $2,765,159,677
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 ** At April 30, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

*** The investments in mortgage-backed securities of the Government National
    Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $2,725,739,461. At April 30, 2001, the net unrealized appreciation for all securities based on tax cost was $39,420,216. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,918,760 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,498,544.

(b) When-issued or forward delivery pools included.

    At April 30, 2001, open futures contracts purchased and sold are as follows:

                                                                                      AGGREGATE
                        FUTURES                        EXPIRATION      CONTRACTS    FACE VALUE ($)    MARKET VALUE ($)
      ---------------------------------------------------------------------------------------------------------------------

      U.S. 10y Treasury Note                          June 20, 2001       424        (45,146,831)       (44,003,250)

      ---------------------------------------------------------------------------------------------------------------------

      U.S. 10y Agency Note                            June 21, 2001       170         16,978,442         16,883,125

      ---------------------------------------------------------------------------------------------------------------------

      U.S. CBT Note                                   June 20, 2001       137         13,853,520         13,764,219

      ---------------------------------------------------------------------------------------------------------------------

      Total unrealized appreciation on open futures contracts                                               958,963

      ---------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value, (cost $2,725,739,461)      $2,765,159,677
------------------------------------------------------------------------------
Cash                                                                        90
------------------------------------------------------------------------------
Receivable for investments sold                                    293,990,732
------------------------------------------------------------------------------
Interest receivable                                                 16,389,040
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      4,922,880
------------------------------------------------------------------------------
Other assets                                                            40,977
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,080,503,396
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for when issued and forward delivery pools                 427,715,687
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     3,187,634
------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts             9,294
------------------------------------------------------------------------------
Accrued management fee                                                 861,698
------------------------------------------------------------------------------
Accrued trustee fee                                                     81,888
------------------------------------------------------------------------------
Accrued reorganization fee                                             312,775
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,287,107
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  433,456,083
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,647,047,313
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (9,084,809)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                         39,420,216
------------------------------------------------------------------------------
Futures                                                                958,963
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (649,447,725)
------------------------------------------------------------------------------
Paid-in-capital                                                  3,265,200,668
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,647,047,313
------------------------------------------------------------------------------
NET ASSETS VALUE AND OFFERING PRICE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,448,069,242 / 286,206,038 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $8.55
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $8.55)                  $8.95
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($137,744,135
  / 16,135,451 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $8.54
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($56,988,758 /
  6,654,000 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $8.56
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($4,245,178 / 496,587 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                            $8.55
------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------
Interest                                                        $ 90,941,419
----------------------------------------------------------------------------
Total income                                                      90,941,419
----------------------------------------------------------------------------
Expenses:
Management fee                                                     5,423,026
----------------------------------------------------------------------------
Services to shareholders                                           1,929,878
----------------------------------------------------------------------------
Custodian fees                                                        26,640
----------------------------------------------------------------------------
Distribution services fees                                           644,204
----------------------------------------------------------------------------
Administrative service fees                                        2,829,851
----------------------------------------------------------------------------
Auditing                                                              19,247
----------------------------------------------------------------------------
Legal                                                                 12,833
----------------------------------------------------------------------------
Trustees' fees and expenses                                           40,243
----------------------------------------------------------------------------
Reports to shareholders                                              105,915
----------------------------------------------------------------------------
Registration fees                                                     28,961
----------------------------------------------------------------------------
Reorganization                                                       493,774
----------------------------------------------------------------------------
Other                                                                  1,353
----------------------------------------------------------------------------
Total expenses, before expense reductions                         11,555,925
----------------------------------------------------------------------------
Expense reductions                                                  (546,203)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          11,009,722
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             79,931,697
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       24,721,137
----------------------------------------------------------------------------
Futures                                                            6,108,715
----------------------------------------------------------------------------
                                                                  30,829,852
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       32,652,934
----------------------------------------------------------------------------
Futures                                                            2,081,149
----------------------------------------------------------------------------
                                                                  34,734,083
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        65,563,935
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $145,495,632
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                     ENDED                YEAR ENDED
                                                                 APRIL 30, 2001          OCTOBER 31,
                                                                  (UNAUDITED)                2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                            $   79,931,697           176,712,379
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  30,829,852           (47,976,043)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       34,734,083            31,365,449
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          145,495,632           160,101,785
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                             (75,963,620)         (170,157,086)
-------------------------------------------------------------------------------------------------------
Class B                                                              (3,457,593)           (7,217,623)
-------------------------------------------------------------------------------------------------------
Class C                                                              (1,292,769)           (2,261,027)
-------------------------------------------------------------------------------------------------------
Class I                                                                (143,324)             (239,003)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           312,373,476           451,680,047
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        50,637,698           110,356,608
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (357,112,998)         (948,698,387)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                          5,898,176          (386,661,732)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    70,536,502          (406,434,686)
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 2,576,510,811         2,982,945,497
-------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of
$9,084,809 and $8,159,200, respectively)                         $2,647,047,313         2,576,510,811
-------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                      YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2001   -----------------------------------------------
                                            (UNAUDITED)       2000      1999      1998     1997    1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.34          8.38      8.86      8.81     8.74    8.92
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .26(a)        .54(a)    .53(a)    .58(a)   .64     .63
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           .22          (.02)     (.41)      .07      .06    (.17)
------------------------------------------------------------------------------------------------------------
Total from investment operations                  .48           .52       .12       .65      .70     .46
------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.27)         (.56)     (.60)     (.60)    (.63)   (.64)
------------------------------------------------------------------------------------------------------------
Total distributions                              (.27)         (.56)     (.60)     (.60)    (.63)   (.64)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.55          8.34      8.38      8.86     8.81    8.74
------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                               5.78 (E)*     6.44      1.44      7.64     8.41    5.36
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)       2,448         2,414     2,807     3,286    3,550   4,080
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    .81(c)*       .80       .85       .80      .78     .77
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                               .80(c)*       .79       .84       .80      .78     .77
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)               6.23*         6.58      6.22      6.50     7.34    7.17
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        95(d)*       193       177       150      261     391
------------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                      YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2001   ----------------------------------------------
                                            (UNAUDITED)       2000     1999      1998      1997   1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.33          8.37     8.85      8.80     8.73    8.91
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .23(a)        .47(a)   .45(a)    .49(a)  .56      .54
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           .21          (.03)    (.40)      .08     .06     (.17)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                  .44           .44      .05       .57     .62      .37
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.23)         (.48)    (.53)     (.52)    (.55)   (.55)
-----------------------------------------------------------------------------------------------------------
Total distributions                              (.23)         (.48)    (.53)     (.52)    (.55)   (.55)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.54          8.33     8.37      8.85     8.80    8.73
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                               5.35 (E)*     5.54      .54      6.67     7.40    4.36
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)         138           123      138       129      76       70
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.65(c)*      1.70     1.76      1.71     1.73    1.73
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              1.63(c)*      1.69     1.75      1.71     1.73    1.73
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)               5.39*         5.68     5.31      5.59     6.39    6.21
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        95(d)*       193      177       150     261      391
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                      YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2001   ----------------------------------------------
                                            (UNAUDITED)       2000     1999      1998      1997   1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.35          8.40     8.87      8.82     8.75    8.93
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .23(a)        .48(a)   .46(a)    .49(a)  .56      .55
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           .21          (.04)    (.40)      .08     .06     (.17)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                  .44           .44      .06       .57     .62      .38
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.23)         (.49)    (.53)     (.52)    (.55)   (.56)
-----------------------------------------------------------------------------------------------------------
Total distributions                              (.23)         (.49)    (.53)     (.52)    (.55)   (.56)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.56          8.35     8.40      8.87     8.82    8.75
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                               5.37 (E)*     5.50      .72      6.66     7.42    4.40
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)          57            36       35        24      10        8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.59(c)*      1.60     1.66      1.67     1.68    1.70
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              1.57(c)*      1.59     1.66      1.67     1.68    1.70
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        5.45*         5.79     5.40      5.63     6.44    6.24
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        95(d)*       193      177       150     261      391
-----------------------------------------------------------------------------------------------------------

                                                                        CLASS I
                                            ---------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                      YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2001   ----------------------------------------------
                                            (UNAUDITED)       2000     1999      1998      1997   1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.34          8.38     8.85      8.81     8.74    8.92
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .28(a)        .56(a)   .55(a)    .59(a)  .66      .64
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           .21          (.02)    (.40)      .07     .06     (.17)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                  .49           .54      .15       .66     .72      .47
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.28)         (.58)    (.62)     (.62)    (.65)   (.65)
-----------------------------------------------------------------------------------------------------------
Total distributions                              (.28)         (.58)    (.62)     (.62)    (.65)   (.65)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.55          8.34     8.38      8.85     8.81    8.74
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN %                                   5.94 (E)*     6.78     1.81      7.75     8.60    5.56
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)           4             4        3         4       6        5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    .51(c)*       .55      .60       .57     .60      .59
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                               .49(c)*       .54      .59       .57     .60      .59
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)               6.54*         6.84     6.47      6.73     7.52    7.35
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        95(d)*       193      177       150     261      391
-----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) The ratio of operating expenses excludes costs incurred in connection with the reorganization before expense reductions were .80%, 1.63%, 1.57%, and .48% for Class A, B, C and I respectively, and after expense reductions were .80%, 1.63%, 1.57%, and .48% for Class A, B, C and I, respectively.
(d) The portfolio turnover rates including mortgage dollar roll transactions was 119% for the six months ended April 30, 2001.
(e) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder U.S. Government Securities Fund (the
                             "Fund"), formerly Kemper U.S. Government Securities
                             Fund, is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a

NOTES TO FINANCIAL STATEMENTS

                             specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current

NOTES TO FINANCIAL STATEMENTS

                             month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $681,400,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($485,042,000) or October 31, 2003
                             ($69,777,000) or October 31, 2004 ($51,945,000) or
                             October 31, 2007 ($26,058,000) or October 31, 2008
                             ($48,578,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           During the six months ended April 30, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments, mortgage dollar rolls and U.S. Government obligations) aggregated
                             $1,150,602,021 and $1,145,816,427 respectively.
                             Purchase and sales of U.S. Government obligations aggregated $137,236,735 and $224,242,410, respectively. Purchase and sales of mortgage dollar roll transactions aggregated $320,156,953 and
                             $320,188,945, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $5,423,026 for the six months ended April 30, 2001. This was equivalent to an annualized effective rate of .42% of the Fund's daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $118,404.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $767,230, of which $120,720 is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $2,829,851, of which $523,378 is unpaid at April 30, 2001. In addition $6,070 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $1,586,588 for the six months ended April 30, 2001, of which $660,258 is unpaid at April 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of the Advisor. During the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $12,597 to independent trustees. In addition, a one time fee of $27,646 was accrued for payment to those trustees not affiliated with the advisor who are not standing for re-election under the reorganization discussed in Note 7. In as much as the Advisor will also benefit from administrative efficiencies of a Consolidated Board, the Advisor has agreed to bear $13,823 of such costs.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       SIX MONTHS
                                                                         ENDED                            YEAR
                                                                     APRIL 30, 2001                      ENDED
                                                                      (UNAUDITED)                   OCTOBER 31, 2000
                                                              ----------------------------    ----------------------------
                                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                       SHARES SOLD
                                       -----------------------------------------------------------------------------------
                                        Class A                 26,535,104   $ 226,844,978      42,338,607   $ 349,950,198
                                       -----------------------------------------------------------------------------------
                                        Class B                  4,345,334      37,101,668       5,325,266      44,004,813
                                       -----------------------------------------------------------------------------------
                                        Class C                  4,661,183      39,815,255       6,160,243      51,177,911
                                       -----------------------------------------------------------------------------------
                                        Class I                    374,747       3,210,030         173,615       1,440,859
                                       -----------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -----------------------------------------------------------------------------------
                                        Class A                  5,545,109      47,186,221      12,575,560     103,714,462
                                       -----------------------------------------------------------------------------------
                                        Class B                    269,642       2,291,553         576,553       4,750,494
                                       -----------------------------------------------------------------------------------
                                        Class C                    119,146       1,016,600         199,944       1,652,684
                                       -----------------------------------------------------------------------------------
                                        Class I                     16,846         143,324          28,959         238,968
                                       -----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -----------------------------------------------------------------------------------
                                        Class A                (35,811,182)   (305,351,871)   (101,114,996)   (834,198,326)
                                       -----------------------------------------------------------------------------------
                                        Class B                 (2,605,089)    (22,175,486)     (6,996,734)    (57,553,610)
                                       -----------------------------------------------------------------------------------
                                        Class C                 (2,430,856)    (20,812,596)     (6,172,533)    (51,067,484)
                                       -----------------------------------------------------------------------------------
                                        Class I                   (393,792)     (3,371,500)        (93,536)       (772,701)
                                       -----------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -----------------------------------------------------------------------------------
                                        Class A                    633,179       5,401,545         615,175       5,106,266
                                       -----------------------------------------------------------------------------------
                                        Class B                   (634,442)     (5,401,545)       (616,253)     (5,106,266)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $   5,898,176                   $(386,661,732)
                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2001, the Fund's custodian and transfer agent fees were reduced by $11,866 and $30,737, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants

NOTES TO FINANCIAL STATEMENTS

                             are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $489,777 of such costs.

--------------------------------------------------------------------------------

8    ADOPTION OF NEW
     ACCOUNTING PRINCIPLES   The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities.
                             Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

--------------------------------------------------------------------------------

9    SUBSEQUENT EVENT        On May 25, 2001, the Kemper U.S. Government
                             Securities Fund (the "Fund") acquired all the net assets of the Kemper U.S. Mortgage Fund pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 160,515,953 shares of the Class A Shares, 6,547,500 shares of the Class B Shares, and 654,408 shares of the Class
                             C Shares of the Fund, respectively, for 199,504,747 shares of the Class A Shares, 8,104,614 shares of the Class B Shares, and 815,027 shares of the Class
                             C Shares of the Kemper U.S. Mortgage Fund, respectively, outstanding on May 25, 2001. Kemper
                             U.S. Mortgage Fund's net assets at that date
                             ($1,430,528,209), including $9,554,481 of
                             unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were
                             $2,628,491,400. The combined net assets of the Fund immediately following the acquisition were
                             $4,059,019,609.

NOTES

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer
DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President
ROBERT B. HOFFMAN                 RICHARD L. VANDENBERG
Trustee                           Vice President
DONALD R. JONES                   LINDA J. WONDRACK
Trustee                           Vice President
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com

TRUSTEES&OFFICERS

[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder Income Funds prospectus.
SGSF - 3 (6/21/01) 12824